EXCHANGE TRADED CONCEPTS TRUST

6 Meridian Hedged Equity-Index Option Strategy ETF (NYSE Arca Ticker: SIXH)

6 Meridian Low Beta Equity Strategy ETF (NYSE Arca Ticker: SIXL)

6 Meridian Mega Cap Equity ETF (NYSE Arca Ticker: SIXA)

6 Meridian Small Cap Equity ETF (NYSE Arca Ticker: SIXS)

6 Meridian Quality Dividend Yield ETF (NYSE Arca Ticker: SXQY)

6 Meridian Quality Growth ETF (NYSE Arca Ticker: SXQG)

6 Meridian Quality Value ETF (NYSE Arca Ticker: SXQV)

(each, a “Fund” and collectively, the “Funds”)

Supplement dated October 29, 2021 to each Fund’s currently effective

Prospectus and Summary Prospectus (together, the “Prospectuses”)

and Statement of Additional Information (“SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for each Fund and should be read in conjunction with those documents.

Effective November 12, 2021, the name of each Fund will change as set forth in the table below. All references to each Fund in the Prospectuses and SAI are updated accordingly. This change will have no effect on a Fund’s investment objective or principal investment strategies.

Current Name	New Name
6 Meridian Hedged Equity Index Option ETF	ETC 6 Meridian Hedged Equity Index Option ETF
6 Meridian Low Beta Equity ETF	ETC 6 Meridian Low Beta Equity ETF
6 Meridian Mega Cap Equity ETF	ETC 6 Meridian Mega Cap Equity ETF
6 Meridian Small Cap Equity ETF	ETC 6 Meridian Small Cap Equity ETF
6 Meridian Quality Growth ETF	ETC 6 Meridian Quality Growth ETF
6 Meridian Quality Dividend Yield ETF	ETC 6 Meridian Quality Dividend Yield ETF
6 Meridian Quality Value ETF	ETC 6 Meridian Quality Value ETF

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

MER-SK-001-0100